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                                                                   Exhibit 23(a)




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



                 We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated January 17, 1995 appearing on page 10 of Aristar, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1994. We also consent to the reference to us under the heading "Experts" in such Prospectus.


PRICE WATERHOUSE LLP
Tampa, Florida
March 29, 1995